UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 August 2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class I
Nuveen Equity Long/Short Fund	NELAX	NELCX	NELIX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has driven gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen.
Although the global recovery is progressing, pandemic-related impacts continue to weigh on the outlook. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, have begun to consider the timing for removing pandemic-era stimulus measures while other central banks have already started raising interest rates.
With the largest economies, including the U.S., China and Europe, now moving towards various stages of recovery and differing projected growth rates, markets are likely to experience bouts of volatility. Central bank signals will be a major focus, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, the recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants such as delta. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock could cause investment outlooks to shift.
Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
October 22, 2021

Portfolio Managers’
Comments
Nuveen Equity Long/Short Fund
This Fund features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. During the first portion of the reporting period, Robert C. Doll, CFA, and Scott M. Tonneson, CFA, served as portfolio managers for the Fund. Effective March 3, 2021, Doll departed the firm and was removed as a portfolio manager, while Tonneson remains a portfolio manager on the Fund. Claire L. Ross and David A. Chalupnik, CFA, were added as portfolio managers to the Fund.
Here the portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended August 31, 2021. For more information on the Fund’s investment objectives and policies, please refer to the prospectus.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages, which included direct payments to individuals and families, expanded unemployment insurance, loans to large and small businesses, funding for hospitals and health agencies, state and local governments, education and public health/vaccinations. Additionally, in August 2021, the Senate approved a $1 trillion infrastructure and jobs plan, which remains under consideration in the House. The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter of 2021 and 6.7% in the second quarter of 2021, according to the “third” estimate released by the Bureau of Economic Analysis, after shrinking 3.4% (annualized) in 2020 compared to 2019’s annual level.
By the start of this reporting period, markets had largely stabilized from the initial shock of the health crisis. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction. Markets also remained concerned about the political gridlock over raising the debt ceiling  –  the amount the U.S. government is allowed to borrow
What key strategies were used to manage the Fund during the twelve-month reporting period?
The investment objective of the Fund is long-term capital appreciation with low correlation to the U.S. equity market. The Fund’s management team follows a disciplined investment approach that seeks to identify tangible opportunities originating from attractive fundamentals, valuation dislocations and company-specific catalysts. Fundamental research is complemented by quantitative analysis to

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
establish long and short positions primarily in large- to -mid-capitalization stocks from the Russell 1000® Index. Stocks with compelling fundamentals and an attractive risk/reward trade-off are selected by the portfolio managers, and the composition and holdings are actively monitored to control risk and ensure that the team’s investment thesis remains intact. The goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.
At the same time, the portfolio management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is between 60% and 80%, which differs from a traditional “long-only” strategy that maintains 100% exposure to the broad equity market. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a long-only fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
How did the Fund perform during the twelve-month reporting period ended August 31, 2021?
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index for the reporting period. For purposes of this Performance Commentary, references to relative performance are in comparison to the Russell 1000® Index.
Sector allocations were the primary drivers of the Fund’s underperformance including underweights within the financials and energy sectors. Security selection also detracted in the short portion of the Fund’s portfolio, more specifically in the consumer staples and communication services sectors. The Fund’s short position in cosmetics maker Coty Inc. was its biggest detractor from relative performance after the company’s shares rose sharply in late 2020. Coty’s e-commerce business has thrived amid the COVID-19 crisis, showing strength in all regions and across all channels. Positive vaccine news also led to more cosmetics use as consumers returned to work. The Fund closed its short position in Coty during the reporting period. An underweight long position to electric car maker Tesla Inc. also detracted from relative performance. Shares soared in January 2021 after Tesla dodged the negative effects of the COVID-19 crisis and reached its production target of 500,000 vehicles in 2020. However, the Fund’s portfolio management team continued to believe shares were overvalued and maintained the underweight. Fund performance was also hindered by a short position in Novocure Ltd, the pioneer of a novel wearable device for treating solid tumors that uses electric fields to potentially disrupt cancer cell division. Shares jumped sharply in mid-April 2021 after the company provided an encouraging update about a Phase 3 trial of its experimental lung cancer treatment. The Fund closed its short position during the reporting period.
Offsetting some of the relative underperformance was positive security selection in the long portion of the portfolio, particularly in the information technology, financials and materials sectors. The Fund’s top relative performer was a long position in Targa Resources Corp., which owns U.S. midstream energy assets, delivering natural gas and natural gas liquids. Shares advanced after the company reported solid quarterly results, including an increase in 2021 earnings guidance in part due to higher prices for liquid natural gas and oil. The Fund sold Targa Resources during the reporting period. The Fund’s performance also benefited from a long position in online commerce company Qurate Retail Inc., the parent of QVC, HSN and Zulily. The growing trend toward shopping from home, which was accentuated by the COVID-19 crisis, allowed the company to expand its base of recurring customers and drove the stock higher. The Fund sold Qurate Retail during the reporting period.

Risk Considerations
Nuveen Equity Long/Short Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to the changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund's prospectus.

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Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Long/Short Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/30/08	26.45%	10.58%	9.78%	3.09%	2.98%
Class A Shares at maximum Offering Price	12/30/08	19.17%	9.28%	9.13%	-	-
Russell 1000® Index[1]	-	32.25%	18.24%	16.40%	-	-
Lipper Alternative Long/Short Equity Funds Classification Average	-	17.00%	6.71%	6.18%	-	-
Class C Shares	12/30/08	25.50%	9.75%	9.11%	3.84%	3.72%
Class I Shares	12/30/08	26.74%	10.86%	10.05%	2.85%	2.73%
1      For purposes of Fund performance, relative results are measured against this Index.
*       Performance prior to March 1, 2013, reflects the Fund's performance under the management of a sub-advisor using investment strategies that differed significantly from those currently in place.
         Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    August 31, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Equity Long/Short Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	100.7%
Total Long Exposure	100.7%
Short-Term Investments
Repurchase Agreements	21.8%
Total Investments	122.5%
Securities Sold Short
Common Stocks Sold Short	(28.6)%
Total Short Exposure	(28.6)%
Other Assets Less Liabilities	6.1%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Microsoft Corp	4.4%
Apple Inc	3.5%
Alphabet Inc	3.1%
Amazon.com Inc	3.1%
Facebook Inc	2.0%

Top Five Holdings - Short Exposure (% of net assets)
Duck Creek Technologies Inc	(0.4)%
Pegasystems Inc	(0.4)%
Akamai Technologies Inc	(0.4)%
Jamf Holding Corp	(0.4)%
Choice Hotels International Inc	(0.4)%
Portfolio Composition Long Exposure (% of net assets)
Software	11.8%
Semiconductors & Semiconductor Equipment	6.4%
Biotechnology	5.2%
Interactive Media & Services	5.1%
Equity Real Estate Investment Trust	4.5%
Health Care Providers & Services	4.2%
Banks	3.9%
Technology Hardware, Storage & Peripherals	3.5%
Internet & Direct Marketing Retail	3.1%
IT Services	3.0%
Specialty Retail	3.0%
Machinery	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Health Care Equipment & Supplies	2.6%
Household Products	2.4%
Life Sciences Tools & Services	2.2%
Food Products	2.1%
Building Products	2.0%
Communications Equipment	1.9%
Aerospace & Defense	1.9%
Household Durables	1.9%
Oil, Gas & Consumable Fuels	1.6%
Chemicals	1.6%
Multi-Utilities	1.6%
Other [1]	19.7%
Total	100.7%
Portfolio Composition Short Exposure (% of net assets)
Software	(3.1)%
Hotels, Restaurants & Leisure	(2.1)%
Equity Real Estate Investment Trust	(1.7)%
Health Care Equipment & Supplies	(1.6)%
IT Services	(1.3)%
Other [1]	(18.8)%
Total	(28.6)%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2021.
The beginning of the period is March 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,199.86	$1,195.49	$1,201.33
Expenses Incurred During the Period	$ 11.87	$ 15.99	$ 10.49
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.42	$1,010.64	$1,015.68
Expenses Incurred During the Period	$ 10.87	$ 14.65	$ 9.60
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.14%, 2.89%, and 1.89% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Investment Trust II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Equity Long/Short Fund (one of the funds comprising Nuveen Investment Trust II) (the Fund), including the portfolio of investments, as of August 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
October 27, 2021

Nuveen Equity Long/Short Fund
Portfolio of Investments    August 31, 2021
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.7%
	COMMON STOCKS – 100.7%
	Aerospace & Defense – 1.9%
4,000	Boeing Co, (2)	$878,000
5,700	Huntington Ingalls Industries Inc	1,163,769
10,500	Textron Inc	763,035
	Total Aerospace & Defense	2,804,804
	Air Freight & Logistics – 1.0%
5,600	FedEx Corp	1,487,864
	Auto Components – 1.1%
10,500	Aptiv PLC, (2)	1,597,995
	Automobiles – 0.7%
1,475	Tesla Inc, (2)	1,085,187
	Banks – 3.9%
40,400	Fifth Third Bancorp	1,569,944
3,100	JPMorgan Chase & Co	495,845
29,500	US Bancorp	1,693,005
41,500	Wells Fargo & Co	1,896,550
	Total Banks	5,655,344
	Beverages – 0.9%
13,000	Monster Beverage Corp, (2)	1,268,410
	Biotechnology – 5.2%
10,500	AbbVie Inc	1,268,190
24,500	Alkermes PLC, (2)	765,870
2,100	Biogen Inc, (2)	711,711
17,300	Gilead Sciences Inc	1,259,094
14,400	Horizon Therapeutics Plc, (2)	1,556,496
5,500	Seagen Inc, (2)	921,800
5,300	United Therapeutics Corp, (2)	1,138,864
	Total Biotechnology	7,622,025
	Building Products – 2.0%
28,600	Carrier Global Corp	1,647,360
14,200	Owens Corning	1,356,810
	Total Building Products	3,004,170
	Capital Markets – 1.0%
14,000	Morgan Stanley	1,462,020

Shares	Description (1)	Value
	Chemicals – 1.6%
14,500	DuPont de Nemours Inc	$1,073,290
3,900	Linde PLC	1,226,901
	Total Chemicals	2,300,191
	Communications Equipment – 1.9%
13,200	Ciena Corp, (2)	754,116
35,000	Cisco Systems Inc	2,065,700
	Total Communications Equipment	2,819,816
	Construction Materials – 0.8%
7,200	Eagle Materials Inc	1,129,248
	Consumer Finance – 1.1%
9,900	Capital One Financial Corp	1,643,103
	Electrical Equipment – 1.0%
7,100	Hubbell Inc	1,463,381
	Entertainment – 0.5%
4,800	Take-Two Interactive Software Inc, (2)	773,856
	Equity Real Estate Investment Trust – 4.5%
6,600	American Tower Corp	1,928,322
7,100	Extra Space Storage Inc	1,327,061
12,700	Prologis Inc	1,710,182
11,900	Simon Property Group Inc	1,599,955
	Total Equity Real Estate Investment Trust	6,565,520
	Food & Staples Retailing – 1.4%
13,700	Walmart Inc	2,028,970
	Food Products – 2.1%
20,800	Bunge Ltd	1,574,768
25,200	Mondelez International Inc	1,564,164
	Total Food Products	3,138,932
	Health Care Equipment & Supplies – 2.6%
38,000	Boston Scientific Corp, (2)	1,715,700
6,500	Danaher Corp	2,107,040
	Total Health Care Equipment & Supplies	3,822,740
	Health Care Providers & Services – 4.2%
4,600	Anthem Inc	1,725,598
12,000	Centene Corp, (2)	755,760
6,300	Cigna Corp	1,333,395
5,750	UnitedHealth Group Inc	2,393,552
	Total Health Care Providers & Services	6,208,305

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2021
Shares	Description (1)	Value
	Household Durables – 1.9%
52,000	Newell Brands Inc	$1,321,320
6,300	Whirlpool Corp	1,395,639
	Total Household Durables	2,716,959
	Household Products – 2.4%
16,000	Procter & Gamble Co	2,278,240
15,200	Spectrum Brands Holdings Inc	1,186,512
	Total Household Products	3,464,752
	Industrial Conglomerates – 1.3%
8,000	Honeywell International Inc	1,855,280
	Insurance – 1.1%
16,500	Globe Life Inc	1,585,155
	Interactive Media & Services – 5.1%
1,585	Alphabet Inc, (2)	4,586,911
7,700	Facebook Inc, (2)	2,921,226
	Total Interactive Media & Services	7,508,137
	Internet & Direct Marketing Retail – 3.1%
1,305	Amazon.com Inc, (2)	4,529,381
	IT Services – 3.0%
6,300	Accenture PLC	2,120,328
8,100	PayPal Holdings Inc, (2)	2,338,146
	Total IT Services	4,458,474
	Leisure Products – 0.8%
12,700	Brunswick Corp/DE	1,230,249
	Life Sciences Tools & Services – 2.2%
41,000	Avantor Inc, (2)	1,617,040
6,300	IQVIA Holdings Inc, (2)	1,636,299
	Total Life Sciences Tools & Services	3,253,339
	Machinery – 2.8%
5,200	Cummins Inc	1,227,096
11,300	Oshkosh Corp	1,294,754
17,100	Westinghouse Air Brake Technologies Corp	1,535,409
	Total Machinery	4,057,259
	Media – 0.6%
33,500	Altice USA Inc, (2)	919,240
	Multiline Retail – 1.2%
7,000	Target Corp	1,728,860

Shares	Description (1)	Value
	Multi-Utilities – 1.6%
13,300	Ameren Corp	$1,166,676
45,000	CenterPoint Energy Inc	1,129,050
	Total Multi-Utilities	2,295,726
	Oil, Gas & Consumable Fuels – 1.6%
8,500	Diamondback Energy Inc	655,690
6,000	Pioneer Natural Resources Co	898,020
13,000	Valero Energy Corp	862,030
	Total Oil, Gas & Consumable Fuels	2,415,740
	Personal Products – 0.7%
2,800	Estee Lauder Cos Inc	953,372
	Professional Services – 0.5%
5,700	Jacobs Engineering Group Inc	769,272
	Real Estate Management & Development – 0.9%
14,000	CBRE Group Inc, (2)	1,348,200
	Road & Rail – 1.1%
7,700	Union Pacific Corp	1,669,668
	Semiconductors & Semiconductor Equipment – 6.4%
12,600	Applied Materials Inc	1,702,638
4,000	Broadcom Inc	1,988,840
8,300	Cree Inc, (2)	705,334
2,700	Lam Research Corp	1,633,014
9,600	NVIDIA Corp	2,148,960
7,800	QUALCOMM Inc	1,144,182
	Total Semiconductors & Semiconductor Equipment	9,322,968
	Software – 11.8%
12,700	Dolby Laboratories Inc	1,258,697
24,000	Dropbox Inc, (2)	761,040
2,400	HubSpot Inc, (2)	1,642,728
21,400	Microsoft Corp	6,460,232
8,200	salesforcecom Inc, (2)	2,175,214
3,000	ServiceNow Inc, (2)	1,930,920
5,300	Synopsys Inc, (2)	1,760,872
10,300	Zendesk Inc, (2)	1,273,080
	Total Software	17,262,783
	Specialty Retail – 3.0%
2,900	Home Depot Inc	945,922
8,900	Lowe's Cos Inc	1,814,621

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2021
Shares	Description (1)	Value
	Specialty Retail (continued)
22,700	TJX Cos Inc	$ 1,650,744
	Total Specialty Retail	4,411,287
	Technology Hardware, Storage & Peripherals – 3.5%
33,900	Apple Inc	5,147,037
	Textiles, Apparel & Luxury Goods – 2.7%
14,200	Capri Holdings Ltd, (2)	802,442
12,500	NIKE Inc	2,059,250
55,000	Under Armour Inc, (2)	1,103,300
	Total Textiles, Apparel & Luxury Goods	3,964,992
	Trading Companies & Distributors – 0.9%
3,100	WW Grainger Inc	1,344,470
	Wireless Telecommunication Services – 1.1%
11,600	T-Mobile US Inc, (2)	1,589,432
	Total Long-Term Investments (cost $114,259,860)	147,683,913

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 21.8%
	REPURCHASE AGREEMENTS – 21.8%
$ 32,015	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/21, repurchase price $32,014,597, collateralized by $32,230,800, U.S. Treasury Bonds, 1.875%, due 2/15/41, value $32,654,932	0.000%	9/01/21	$ 32,014,597
	Total Short-Term Investments (cost $32,014,597)			32,014,597
	Total Investments (cost $146,274,457) – 122.5%			179,698,510

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (28.6)% (3)
	Aerospace & Defense – (1.1)%
(2,100)	Axon Enterprise Inc, (2)	$(381,927)
(7,800)	BWX Technologies Inc	(447,954)
(3,000)	HEICO Corp	(380,460)
(8,500)	Mercury Systems Inc, (2)	(428,230)
	Total Aerospace & Defense	(1,638,571)
	Beverages – (0.3)%
(6,300)	Brown-Forman Corp	(442,386)
	Biotechnology – (0.7)%
(3,800)	Acceleron Pharma Inc, (2)	(508,744)
(5,800)	Incyte Corp, (2)	(443,642)
	Total Biotechnology	(952,386)

Shares	Description (1)	Value
	Building Products – (0.6)%
(10,100)	AZEK Co Inc, (2)	$(429,149)
(3,700)	Trex Co Inc, (2)	(406,112)
	Total Building Products	(835,261)
	Capital Markets – (0.6)%
(6,500)	Apollo Global Management Inc	(388,570)
(7,000)	Interactive Brokers Group Inc	(452,480)
	Total Capital Markets	(841,050)
	Chemicals – (0.5)%
(1,550)	Air Products and Chemicals Inc	(417,741)
(1,500)	Ecolab Inc	(338,040)
	Total Chemicals	(755,781)
	Commercial Services & Supplies – (0.6)%
(3,200)	Copart Inc, (2)	(461,824)
(7,400)	IAA Inc, (2)	(393,088)
	Total Commercial Services & Supplies	(854,912)
	Consumer Finance – (0.2)%
(2,000)	LendingTree Inc, (2)	(333,260)
	Containers & Packaging – (0.5)%
(2,900)	AptarGroup Inc	(390,920)
(4,000)	Ball Corp	(383,840)
	Total Containers & Packaging	(774,760)
	Distributors – (0.3)%
(950)	Pool Corp	(469,585)
	Diversified Consumer Services – (0.6)%
(2,900)	Bright Horizons Family Solutions Inc, (2)	(422,704)
(5,400)	Chegg Inc, (2)	(449,388)
	Total Diversified Consumer Services	(872,092)
	Electric Utilities – (0.3)%
(2,200)	Duke Energy Corp	(230,252)
(4,200)	Southern Co	(276,066)
	Total Electric Utilities	(506,318)
	Electronic Equipment, Instruments & Components – (0.6)%
(2,400)	IPG Photonics Corp, (2)	(409,632)
(11,500)	National Instruments Corp	(480,930)
	Total Electronic Equipment, Instruments & Components	(890,562)
	Entertainment – (0.3)%
(10,000)	Liberty Media Corp-Liberty Formula One, (2)	(505,400)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2021
Shares	Description (1)	Value
	Equity Real Estate Investment Trust – (1.7)%
(1,800)	Alexandria Real Estate Equities Inc	$(371,466)
(12,500)	Americold Realty Trust	(459,250)
(2,000)	Digital Realty Trust Inc	(327,820)
(13,000)	Douglas Emmett Inc	(429,130)
(6,000)	Realty Income Corp	(433,320)
(10,000)	Vornado Realty Trust	(418,800)
	Total Equity Real Estate Investment Trust	(2,439,786)
	Food & Staples Retailing – (0.6)%
(4,600)	Sysco Corp	(366,390)
(13,000)	US Foods Holding Corp, (2)	(442,000)
	Total Food & Staples Retailing	(808,390)
	Food Products – (0.6)%
(6,200)	Kellogg Co	(391,468)
(5,600)	McCormick & Co Inc/MD	(483,224)
	Total Food Products	(874,692)
	Gas Utilities – (0.3)%
(4,300)	Atmos Energy Corp	(419,293)
	Health Care Equipment & Supplies – (1.6)%
(1,400)	ABIOMED Inc, (2)	(509,544)
(2,700)	Edwards Lifesciences Corp, (2)	(316,386)
(1,550)	Penumbra Inc, (2)	(426,172)
(1,250)	ResMed Inc	(363,163)
(1,800)	STERIS PLC	(387,018)
(1,000)	Teleflex Inc	(395,460)
	Total Health Care Equipment & Supplies	(2,397,743)
	Health Care Providers & Services – (0.5)%
(4,800)	Encompass Health Corp	(376,560)
(11,000)	Premier Inc	(408,980)
	Total Health Care Providers & Services	(785,540)
	Health Care Technology – (0.3)%
(22,000)	Change Healthcare Inc, (2)	(480,260)

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – (2.1)%
(4,400)	Choice Hotels International Inc	$(525,184)
(1,000)	Domino's Pizza Inc	(516,890)
(4,200)	DraftKings Inc, (2)	(249,018)
(5,700)	Hyatt Hotels Corp, (2)	(419,463)
(6,100)	Planet Fitness Inc, (2)	(495,930)
(1,400)	Vail Resorts Inc, (2)	(426,790)
(6,300)	Yum China Holdings Inc	(387,828)
	Total Hotels, Restaurants & Leisure	(3,021,103)
	Household Products – (0.3)%
(5,700)	Church & Dwight Co Inc	(476,862)
	Insurance – (0.5)%
(1,400)	Aon PLC	(401,604)
(3,500)	Progressive Corp	(337,190)
	Total Insurance	(738,794)
	Interactive Media & Services – (0.3)%
(3,800)	Zillow Group Inc, (2)	(363,926)
	Internet & Direct Marketing Retail – (0.6)%
(2,400)	DoorDash Inc, (2)	(459,360)
(1,450)	Wayfair Inc, (2)	(407,087)
	Total Internet & Direct Marketing Retail	(866,447)
	IT Services – (1.3)%
(4,700)	Akamai Technologies Inc, (2)	(532,275)
(2,600)	Broadridge Financial Solutions Inc	(447,772)
(4,900)	Shift4 Payments Inc, (2)	(419,979)
(18,000)	Switch Inc	(446,580)
	Total IT Services	(1,846,606)
	Life Sciences Tools & Services – (1.2)%
(13,500)	Adaptive Biotechnologies Corp, (2)	(490,320)
(11,000)	Berkeley Lights Inc, (2)	(391,160)
(1,000)	Bio-Techne Corp	(499,140)
(1,500)	Repligen Corp, (2)	(424,470)
	Total Life Sciences Tools & Services	(1,805,090)
	Machinery – (0.9)%
(5,600)	Graco Inc	(439,152)
(1,800)	IDEX Corp	(403,200)
(3,800)	Xylem Inc/NY	(517,978)
	Total Machinery	(1,360,330)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2021
Shares	Description (1)	Value
	Media – (0.6)%
(225)	Cable One Inc	$(472,408)
(2,300)	Liberty Broadband Corp, (2)	(440,036)
	Total Media	(912,444)
	Multiline Retail – (0.2)%
(1,500)	Dollar General Corp	(334,365)
	Multi-Utilities – (0.3)%
(6,200)	Consolidated Edison Inc	(467,790)
	Oil, Gas & Consumable Fuels – (0.6)%
(22,000)	APA Corp	(428,560)
(7,400)	ONEOK Inc	(388,648)
	Total Oil, Gas & Consumable Fuels	(817,208)
	Pharmaceuticals – (0.8)%
(15,000)	Elanco Animal Health Inc, (2)	(500,700)
(10,900)	Royalty Pharma PLC	(421,285)
(1,100)	Zoetis Inc	(225,016)
	Total Pharmaceuticals	(1,147,001)
	Professional Services – (1.2)%
(4,500)	CoStar Group Inc, (2)	(381,330)
(23,800)	Dun & Bradstreet Holdings Inc, (2)	(436,254)
(5,200)	Leidos Holdings Inc	(510,172)
(3,500)	TransUnion	(425,355)
	Total Professional Services	(1,753,111)
	Road & Rail – (0.3)%
(2,500)	JB Hunt Transport Services Inc	(443,500)
	Semiconductors & Semiconductor Equipment – (0.8)%
(1,800)	Analog Devices Inc	(293,310)
(5,400)	First Solar Inc, (2)	(507,600)
(2,100)	Skyworks Solutions Inc	(385,266)
	Total Semiconductors & Semiconductor Equipment	(1,186,176)

Shares	Description (1)	Value
	Software – (3.1)%
(6,100)	Alteryx Inc, (2)	$(451,217)
(1,000)	ANSYS Inc, (2)	(365,360)
(6,300)	Black Knight Inc, (2)	(476,721)
(4,000)	Ceridian HCM Holding Inc, (2)	(449,400)
(3,600)	Cloudflare Inc, (2)	(434,664)
(12,300)	Duck Creek Technologies Inc, (2)	(573,549)
(1,500)	Five9 Inc, (2)	(237,345)
(15,000)	Jamf Holding Corp, (2)	(527,250)
(4,100)	Pegasystems Inc	(564,283)
(3,300)	Unity Software Inc, (2)	(418,275)
	Total Software	(4,498,064)
	Specialty Retail – (0.2)%
(15,000)	Petco Health & Wellness Co Inc, (2)	(322,950)
	Textiles, Apparel & Luxury Goods – (0.2)%
(800)	Lululemon Athletica Inc, (2)	(320,136)
	Water Utilities – (0.3)%
(2,000)	American Water Works Co Inc	(364,500)
	Total Common Stocks Sold Short (proceeds $39,874,298)	(41,924,431)
	Other Assets Less Liabilities – 6.1%	8,951,780
	Net Assets – 100%	$ 146,725,859
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $64,544,130 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2021

Assets
Long-term investments, at value (cost $114,259,860)	$147,683,913
Short-term investments, at value (cost approximates value)	32,014,597
Cash collateral at brokers for common stocks sold short(1)	9,110,026
Receivable for:
Dividends	156,054
Due from affiliate	48,354
Investments sold	364,117
Shares sold	159,851
Other assets	30,538
Total assets	189,567,450
Liabilities
Common stocks sold short, at value (proceeds $39,874,298)	41,924,431
Payable for:
Dividends on common stocks sold short	33,332
Investments purchased - regular settlement	523,020
Shares redeemed	88,582
Accrued expenses:
Management fees	141,080
Trustees fees	6,048
12b-1 distribution and service fees	16,329
Other	108,769
Total liabilities	42,841,591
Net assets	$146,725,859

Class A Shares
Net assets	$ 28,481,922
Shares outstanding	544,106
Net asset value ("NAV") per share	$ 52.35
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 55.54
Class C Shares
Net assets	$ 12,111,501
Shares outstanding	256,880
NAV and offering price per share	$ 47.15
Class I Shares
Net assets	$106,132,436
Shares outstanding	1,961,132
NAV and offering price per share	$ 54.12
Fund level net assets consist of:
Capital paid-in	$113,832,473
Total distributable earnings	32,893,386
Fund level net assets	$146,725,859
Authorized shares - per class	Unlimited
Par value per share	$ 0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 2021

Investment Income
Dividends	$ 2,331,010
Payment from affiliate	73,066
Tax withheld	(1,480)
Total investment income	2,402,596
Expenses
Management fees	1,850,842
12b-1 service fees - Class A Shares	68,569
12b-1 distribution and service fees - Class C Shares	120,344
Dividends expense on common stocks sold short	876,884
Prime broker expenses	513,060
Shareholder servicing agent fees	71,236
Interest expense	4,557
Custodian fees	51,083
Professional fees	52,022
Trustees fees	3,757
Shareholder reporting expenses	46,639
Federal and state registration fees	54,109
Other	13,036
Total expenses before fee waiver/expense reimbursement	3,726,138
Fee waiver/expense reimbursement	(142,151)
Net expenses	3,583,987
Net investment income (loss)	(1,181,391)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	73,101,212
Common stocks sold short	(26,208,724)
Change in net unrealized appreciation (depreciation) of:
Investments	(17,460,003)
Common stocks sold short	4,509,177
Net realized and unrealized gain (loss)	33,941,662
Net increase (decrease) in net assets from operations	$ 32,760,271
See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 8/31/21	Year Ended 8/31/20
Operations
Net investment income (loss)	$ (1,181,391)	$ (1,732,266)
Net realized gain (loss) from:
Investments	73,101,212	12,642,550
Common stocks sold short	(26,208,724)	2,249,852
Change in net unrealized appreciation (depreciation) of:
Investments	(17,460,003)	20,065,771
Common stocks sold short	4,509,177	(38,379,021)
Net increase (decrease) in net assets from operations	32,760,271	(5,153,114)
Fund Share Transactions
Proceeds from sale of shares	23,238,950	53,133,837
Cost of shares redeemed	(85,921,212)	(201,500,213)
Net increase (decrease) in net assets from Fund share transactions	(62,682,262)	(148,366,376)
Net increase (decrease) in net assets	(29,921,991)	(153,519,490)
Net assets at the beginning of period	176,647,850	330,167,340
Net assets at the end of period	$146,725,859	$ 176,647,850
See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended August 31, 2021

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 32,760,271
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(264,986,419)
Purchases of common stock sold short	(191,340,768)
Proceeds from sales and maturities of investments	387,211,438
Proceeds from sales of common stock sold short	120,007,129
Proceeds from (purchase of) short-term investments, net	14,105,146
Proceeds from litigation settlement	348
(Increase) Decrease in:
Receivable for dividends	180,402
Receivable for due from affiliates	24,439
Receivable for investments sold	8,717,798
Other assets	(1,244)
Increase (Decrease) in:
Payable for dividends on common stock sold short	(52,731)
Payable for investments purchased - regular settlement	(6,028,878)
Accrued management fees	(31,332)
Accrued Trustees fees	(8)
Accrued shareholder servicing agent fees	(147,896)
Accrued 12b-1 distribution and service fees	(1,541)
Accrued other expenses	46,864
Net realized (gain) loss from:
Investments	(73,101,212)
Common stocks sold short	26,208,724
Change in net unrealized (appreciation) depreciation of:
Investments	17,460,003
Common stocks sold short	(4,509,177)
Net cash provided by (used in) operating activities	66,521,356
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(2,346,698)
Proceeds from sale of shares	23,217,150
Cost of shares redeemed	(86,178,115)
Net cash provided by (used in) financing activities	(65,307,663)
Net Increase (Decrease) in Cash Collateral at Brokers	1,213,693
Cash collateral at brokers at the beginning of period	7,896,333
Cash collateral at brokers at the end of period	$ 9,110,026
See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2021	$41.40	$(0.41)	$11.36	$10.95	$ —	$ —	$ —	$52.35
2020	40.61	(0.33)	1.12	0.79	—	—	—	41.40
2019	44.58	(0.06)	(3.36)	(3.42)	—	(0.55)	(0.55)	40.61
2018	38.60	(0.30)	6.94	6.64	—	(0.66)	(0.66)	44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
Class C (12/08)
2021	37.57	(0.68)	10.26	9.58	—	—	—	47.15
2020	37.13	(0.57)	1.01	0.44	—	—	—	37.57
2019	41.11	(0.34)	(3.09)	(3.43)	—	(0.55)	(0.55)	37.13
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
Class I (12/08)
2021	42.70	(0.31)	11.73	11.42	—	—	—	54.12
2020	41.77	(0.24)	1.17	0.93	—	—	—	42.70
2019	45.73	0.05	(3.46)	(3.41)	—	(0.55)	(0.55)	41.77
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(f)

26.45%	$ 28,482	2.63%	(1.01) %	(1.06) %	2.53%	(0.91) %	(0.96) %	200%
1.95	33,016	3.09	(0.95)	(1.00)	2.98	(0.84)	(0.88)	168
(7.65)	52,856	2.72	(0.24)	N/A	2.64	(0.16)	N/A	188
17.35	55,183	2.73	(0.81)	N/A	2.63	(0.70)	N/A	213
18.37	26,802	3.54	(1.27)	N/A	3.36	(1.09)	N/A	186

25.50	12,112	3.39	(1.78)	(1.83)	3.29	(1.68)	(1.73)	200
1.19	12,761	3.84	(1.69)	(1.74)	3.72	(1.58)	(1.63)	168
(8.33)	19,961	3.48	(0.99)	N/A	3.39	(0.91)	N/A	188
16.47	19,561	3.47	(1.54)	N/A	3.37	(1.44)	N/A	213
17.47	8,596	4.28	(2.04)	N/A	4.10	(1.86)	N/A	186

26.74	106,132	2.40	(0.77)	(0.82)	2.30	(0.67)	(0.72)	200
2.23	130,871	2.85	(0.70)	(0.75)	2.73	(0.59)	(0.64)	168
(7.44)	257,351	2.47	0.03	N/A	2.39	0.12	N/A	188
17.65	299,977	2.47	(0.49)	N/A	2.37	(0.39)	N/A	213
18.67	70,282	3.26	(1.04)	N/A	3.08	(0.86)	N/A	186
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal years ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.05%, 0.05% and 0.05% for the fiscal year ended 2021 and 0.05%, 0.05% and 0.05% for the fiscal year ended 2020 for Class A, C and I Shares, respectively, if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earns credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2021	0.58%	0.59%	0.60%	0.34%	0.35%	0.35%
2020	0.84	0.84	0.84	0.54	0.53	0.54
2019	1.03	1.03	1.03	—	—	—
2018	1.01	1.01	1.00	—	—	—
2017	1.18	1.17	1.18	0.56	0.56	0.54

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Equity Long/Short Fund (the ''Fund''), as a diversified fund. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value ("NAV") without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund's investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund’s financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund's financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable

Notes to Financial Statements (continued)
inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund's major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$147,683,913	$ —	$ —	$147,683,913
Short-Term Investments:
Repurchase Agreements	—	32,014,597	—	32,014,597
Common Stocks Sold Short*	(41,924,431)	—	—	(41,924,431)
Total	$105,759,482	$32,014,597	$ —	$137,774,079

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Fixed Income Clearing Corporation	$32,014,597	$(32,654,932)

Securities Lending
The Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Fund's custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by the Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the Fund did not have any securities out on loan.
Short Sale Transactions
The Fund pursues a "long/short" investment strategy, pursuant to which its sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.
When the Fund sells a security short, it borrows the security from a third party and segregate assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund's Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as "Cash collateral at broker for common stocks sold short", on the Statement of Assets and Liabilities. The Fund is obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on common stocks sold short", on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of common stocks sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale on the date on which the Fund replaces the borrowed security. The Fund's losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could retain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from common stocks sold short" on the Statement of Operations.
Bank of America Merrill Lynch ("BAML") facilitates the short sales transactions for the Fund. The Fund currently pays prime brokerage fees to BAML for its services for the Fund. The Fund may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as "Prime broker expenses" on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as "Other income" on the Statement of Operations.
Investment Transactions
Long-term purchases and sales (including transactions for common stocks sold short) during the current fiscal period were as follows:

Purchases	$456,327,187
Sales	507,218,567
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 8/31/21		Year Ended 8/31/20
	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,511	$ 2,787,716	165,945	$ 6,683,759
Class A – automatic conversion of Class C Shares	403	19,312	132	4,981
Class C	10,929	435,148	30,205	1,106,693
Class I	425,500	19,996,774	1,112,632	45,338,404
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	499,343	23,238,950	1,308,914	53,133,837
Shares redeemed:
Class A	(316,213)	(13,340,919)	(670,327)	(25,610,534)
Class C	(93,249)	(3,749,438)	(228,053)	(8,193,885)
Class C – automatic conversion to Class A Shares	(446)	(19,312)	(145)	(4,981)
Class I	(1,529,450)	(68,811,543)	(4,208,440)	(167,690,813)
	(1,939,358)	(85,921,212)	(5,106,965)	(201,500,213)
Net increase (decrease)	(1,440,015)	$(62,682,262)	(3,798,051)	$(148,366,376)
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
The table below presents the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2021.

Tax cost of investments	$107,224,528
Gross unrealized:
Appreciation	$ 37,296,261
Depreciation	(6,746,710)
Net unrealized appreciation (depreciation) of investments	$ 30,549,551
Permanent differences, primarily due to investments in common stocks sold short, net operating losses, and return of capital and long-term capital gain distributions received from portfolio investments, resulted in reclassifications among the Fund's components of net assets as of August 31, 2021, the Fund's tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2021, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$ —
Undistributed net long-term capital gains	3,270,767
The tax character of distributions paid during the Fund's tax years ended August 31, 2021 and August 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021
Distributions from net ordinary income	$ —
Distributions from net long-term capital gains	—

2020
Distributions from net ordinary income	$ —
Distributions from net long-term capital gains	—
During the Fund's tax year ended August 31, 2021, the Fund utilized $40,155,311 of its capital loss carryforward.
The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[1]	$ —
Late-year ordinary losses[2]	926,932

[1]	Capital losses incurred from November 1, 2020 through August 31, 2021, the Fund's tax year end.
[2]	Ordinary losses incurred from January 1, 2021 through August 31, 2021, and/or specified losses incurred from November 1, 2020 through August 31, 2021.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Notes to Financial Statements (continued)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	1.1000%
For the next $125 million	1.0875
For the next $250 million	1.0750
For the next $500 million	1.0625
For the next $1 billion	1.0500
For the next $3 billion	1.0250
For the next $2.5 billion	1.0000
For the next $2.5 billion	0.9875
For net assets over $10 billion	0.9750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2021, the complex-level fee for the Fund was 0.1534%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2023 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified only with the approval of the Fund.
Distribution and Service Fees
The Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares is not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the Distributor), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Fund receives voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Fund is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Fund as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$8,205
Paid to financial intermediaries (Unaudited)	7,356

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$2,320
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$2,735
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
8.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Long Position: A security the fund owns in its portfolio.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months' earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all current P/E ratios (excluding negatives) of the stocks in the fund's portfolio. This should not be construed as a forecast of the Fund's performance.
Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2021 and the third quartile for the three-year period ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period, the third quartile for the three-year period and the second quartile for the five-year period. In its review, the Board recognized the changes to the Fund’s portfolio management team. Based on its review, the Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were slightly higher than the respective peer averages. In this regard, the Independent Board Members noted that although the Fund’s net expense ratio did not change from the prior year of 2019, the peer average experienced a decrease.
Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; hedge funds managed by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser, the hedge funds advised by the Sub-Adviser (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the temporary expense cap applicable to the Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted, however, that portfolio managers and research analysts of the Sub-Adviser and another affiliated sub-adviser share research obtained through certain commission sharing arrangements and as a result, the Sub-Adviser reimbursed the respective Nuveen funds for approximately 70% of the expenses associated with the research-related component of the soft dollar commissions paid by all equity funds managed by the Sub-Adviser (subject to certain exceptions) (the “Sub-Advised Equity Funds”) in 2020. It is anticipated that the Sub-Adviser will reimburse 100% of the research-related components of the Sub-Advised Equity Funds’ soft dollar expenses in 2021. The Board also noted that the benefits for sub-advisers transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Fund's liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing the Fund’s liquidity risk. The Fund's Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Fund's investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
The Fund's portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, the Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Fund did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	146
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	146
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	146
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	146
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	146

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	146
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	146
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	146
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	146
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-ELS-0821P1856514-INV-Y-10/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG, LLP the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG, LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Long/Short Fund	18,520	0	0	0

Total	$18,520	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Long/Short Fund	0%	0%	0%	0%

August 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Long/Short Fund	17,680	0	0	0

Total	$17,680	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Long/Short Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Long/Short Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Long/Short Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: November 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 5, 2021